UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23904

AMG PANTHEON CREDIT SOLUTIONS FUND

(Exact name of registrant as specified in charter)

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

AMG Funds LLC

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: March 31st

Date of reporting period: April 1, 2025 – March 31, 2026

    (Annual Shareholder Report)

Item 1. Reports to Shareholders

(a)

ANNUAL FINANCIAL STATEMENTS

AMG Funds March 31, 2026 AMG Pantheon Credit Solutions Fund Class M: PCSBX | Class I: PCSJX | Class S: PCSZX

wealth.amg.com	033126 AR091

AMG Funds Annual Financial Statements — March 31, 2026

TABLE OF CONTENTS	PAGE

PORTFOLIO MANAGER’S COMMENTS (unaudited)	2

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Schedule of Portfolio Investments	4

Consolidated Statement of Assets and Liabilities	9

Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Consolidated Statement of Operations	11

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Consolidated Statements of Changes in Net Assets	12

Detail of changes in assets for the past two fiscal years

Consolidated Statement of Cash Flows	13

Details of cash movements during the fiscal year

Consolidated Financial Highlights	14

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Consolidated Financial Statements	17

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	27

OTHER TAX INFORMATION (unaudited)	28

TRUSTEES AND OFFICERS (unaudited)	29

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of the AMG Pantheon Credit Solutions Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG Pantheon Credit Solutions Fund Portfolio Manager’s Comments (unaudited)

Overview

For the fiscal year ended March 31, 2026, AMG Pantheon Credit Solutions Fund (the “Fund”) Class S shares returned 5.64%, while the Morningstar® LSTA US Leveraged Loan Index returned 4.81% over the same period.

Market Review and Outlook

The first quarter of 2026 has been marked by significant coverage of private credit in the financial press. While pockets of uncertainty exist, we are optimistic about the outlook for private credit in terms of i) resilient overall performance, ii) continued growth of the market, and iii) the use case for private credit to meet the financing needs of companies. However, we also anticipate greater dispersion of returns in the industry that reflects select challenges.

The macro environment remains complex and uncertain. Interest rates are holding at elevated levels, geopolitical risks persist and the rapid adoption of AI (artificial intelligence) is introducing a new layer of uncertainty into forward earnings visibility across sectors. The current environment is creating a significant demand for liquidity from investors who seek solutions around their illiquid private credit holdings. As a private credit secondaries manager, we believe Pantheon Ventures (US) LP (“Pantheon”) is well positioned to be a provider of liquidity at a time when liquidity is in demand. Private credit secondaries can provide investors with the ability to access seasoned, performing assets with less blind pool risk and significant diversification. Private credit secondaries can also often be acquired at a discount, providing investors with potential to mitigate losses and earn a premium return compared to a primary private credit strategy.

We expect private credit secondaries will continue to grow and scale significantly as the private credit asset class matures. We expect 2026 to bring continued growth in deal volume and number of transactions as market participants embrace and adopt private credit secondaries as a tool to manage their illiquid private credit portfolios. This market growth rate has been tracking above other, more mature secondaries markets such as private equity, and we have seen significant growth in the number of private credit secondaries transactions sized at over $1 billion in gross asset value. While demand for limited partner portfolio rebalancing has continued to grow, 2025 has been “the year of general partner liquidity solutions” and we see continued momentum throughout the new year. Investors should potentially be able to benefit from an increasing supply of opportunities and potential for attractive pricing. We believe the convergence of several factors, liquidity pressure, negative sentiment, and structural complexity, has created one of the more compelling entry points into private credit secondaries in recent years.

Performance and Positioning

As of March 31, 2026, the Fund’s net asset value stands at approximately $908 million across 77 underlying investments[1]. 57 of these investments are secondary investments, eight are co-investments, nine are primary investments, and three are business development companies. The Fund’s

Class S shares generated an annualized return of 9.26% since inception on April 30, 2024, versus an annualized return of 5.76% for the Morningstar® LSTA US Leveraged Loan Index over the same period. We believe the Fund was able to execute on its mandate to provide a diversified portfolio to investors over the last year. As of March 31, 2026, the Fund’s breakdown by geography is as follows: North America (85%), Europe (12%), Rest of the World (3%). The Fund continues to seek the most attractive investments across the global private credit opportunity set, albeit with a bias towards U.S.-focused transactions. As of March 31, 2026, the top four sector exposures in the Fund are as follows: industrials (23%), information technology (18%), consumer discretionary (17%), and health care (14%). Pantheon continues to favor investments in select sectors including information technology, healthcare, business services and diversified financials while aiming to achieve diversification across industry sectors within the Fund. The Fund continues to de-emphasize certain cyclical areas of the economy, such as energy, which are exposed to unpredictable commodity price risk

This commentary reflects the viewpoints of Pantheon as of March 31, 2026, and is not intended as a forecast or guarantee of future results.

[1]For the purposes of this report, “investments” are defined as funded holdings, which can be individual private loans, fund interests, or deferred purchases of fund interests.

AMG Pantheon Credit Solutions Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The Fund’s cumulative total return is based on the change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000,000 investment made in the Fund’s Class S shares on April 30, 2024, (inception date) to a $10,000,000 investment made in the Morningstar® LSTA US Leveraged Loan Index (the “Index”) for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Fund and Morningstar® LSTA US Leveraged Loan Index for the same time periods ended March 31, 2026.

[3]  The Morningstar® LSTA US Leveraged Loan Index is a market-value weighted index designed to measure the performance of the US leveraged loan market. Unlike the Fund, the Morningstar® LSTA US Leveraged Loan Index is not available for investment and does not incur expenses.

The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG Pantheon Credit Solutions Fund
Class M2	1.39%	2.14%	01/31/25
Class I	5.43%	9.05%	05/31/24
Class S	5.64%	9.26%	04/30/24
Morningstar® LSTA US Leveraged Loan Index[3]	4.81%	5.76%	04/30/24†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per Share for the Fund and other information, please call 800.548.4539 or visit our website at wealth.amg.com for a free prospectus. Read it carefully before investing or sending money.

† Date reflects inception date of the Fund, not the Index.

[1]  Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars ($).

[2] The Average Annual Total Returns include the impact of the maximum sales load of 3.50%.

AMG Pantheon Credit Solutions Fund Consolidated Schedule of Portfolio Investments March 31, 2026

	Initial Acquisition Date	Par Value/Shares		Cost	Value	Percent of Net Assets

Private Equity Co-Investments - 0.8%

Matobo Rock S.à r.l. (Industrials) (Sweden)(a)	03/21/2025	(b	)	$5,689,338	$7,688,761	0.8%

Direct Private Debt Co-Investments - 5.5%

AIS Holdco, LLC (Financials) (3 month SOFR + 6.000%), 9.700%, May 21, 2029(a),(c),(d)	05/21/2024	3,119,609		3,088,071	3,096,828	0.4%

DAZN Limited (Communication Services) (3 month SOFR + 7.050%), (United Kingdom) 10.714%, March 31, 2028(a),(c),(d)	06/30/2025	17,187,363		17,195,629	17,047,508	1.9%

PurFoods, LLC (Consumer Staples) (3 month SOFR + 4.500%), 8.200%, August 12, 2027(a),(c),(d)	08/14/2024	3,927,486		3,926,808	3,937,726	0.4%

Roman New Bidco Limited (Financials) (Daily SONIA Compounding NCCR + 5.920%), (United Kingdom) 9.731%, June 30, 2028(a),(c),(d),(e)	05/13/2025	10,000,000		13,175,887	13,015,910	1.4%

Roman New Bidco Limited Acquisition Capex Facility 2 (Financials) (Daily SONIA Compounding NCCR + 5.920%), (United Kingdom) 9.694%, June 30, 2028(a),(c),(d),(e)	11/04/2025	600,000		772,757	765,200	0.1%

Sequoia Financial Group, LLC (Debt) Tranche 2 (Financials) (3 month SOFR + 5.060%), 8.760%, November 29, 2027(a),(c),(d)	03/28/2025	5,216,869		5,115,761	5,194,745	0.6%

Transcendia Holdings, Inc. (Materials) (1 month SOFR + 6.500%), 10.168%, November 24, 2029(a),(c),(d)	05/24/2024	6,637,915		6,549,169	6,647,964	0.7%

Total Direct Private Debt Co-Investments				49,824,082	49,705,881	5.5%

Primary Private Investment Funds - 2.8%

BSP Levered US SOF III (Senior Secured Opportunities) Fund L.P.(a)	11/14/2025	(b	)	2,874,126	2,879,732	0.3%

Clearlake Credit Europe Subordinated Debt VI Feeder 3 (USD) SCSp (Luxembourg)(a),(c)	11/05/2025	(b	)	271,174	248,576	0.0%#

Crescent Credit Solutions IXB, SCSp(a)	03/27/2026	(b	)	4,708,369	4,684,472	0.5%

CVC Private Credit Fund S.A. SICAV (Luxembourg)(a)	10/03/2025	(b	)	7,257,619	7,013,750	0.8%

Falcon Private Credit Opportunities VII, L.P.(a)	03/16/2026	(b	)	420,618	365,475	0.1%

Fortress Credit Opportunities Fund VI(a)	07/30/2025	(b	)	6,168,011	6,420,624	0.7%

Permira Strategic Opportunities I (United Kingdom)(f)	06/25/2025	(b	)	596,172	620,354	0.1%

Thoma Bravo Credit Fund III, L.P.(a)	12/31/2024	(b	)	1,729,398	1,770,159	0.2%

Varde CRE Lending Fund(a)	07/01/2025	(b	)	1,155,175	1,163,062	0.1%

Total Primary Private Investment Funds				25,180,662	25,166,204	2.8%

Secondary Private Investment Funds - 85.6%

Apollo European Principal Finance Fund (United Kingdom)(a)	07/01/2025	(b	)	27,208	8,288	0.0%#

Apollo European Principal Finance Fund II (United Kingdom)(a)	07/01/2025	(b	)	193,508	171,310	0.0%#

Apollo European Principal Finance Fund III (United Kingdom)(a)	07/01/2025	(b	)	1,522,434	1,203,481	0.1%

Apollo European Principal Finance Fund IV (Dollar A), L.P.(a)	10/01/2024	(b	)	2,176,786	2,375,551	0.3%

Ares Private Credit Solutions, L.P.(a),(g)	04/01/2025	(b	)	1,590,742	1,913,164	0.2%

Atalaya A4 (Cayman) L.P.(a),(g)	04/01/2025	(b	)	3,633,484	3,910,479	0.4%

Atlantic Park Strategic Capital Fund II, L.P.(a)	10/01/2024	(b	)	2,286,805	2,435,635	0.3%

Audax Senior Loan Fund I, L.P.(a)	06/28/2024	(b	)	70,080,855	70,280,588	7.7%

BioPharma Credit Investments V (Master) L.P.(a),(g)	12/31/2024	(b	)	13,155,984	14,765,620	1.6%

BlackRock Direct Lending Fund 2025-C, L.P.(a)	08/29/2025	(b	)	93,585,921	95,393,304	10.5%

Blue Owl Asset Income Fund Evergreen L.P.(a),(g)	04/01/2025	(b	)	1,241,703	1,232,566	0.1%

Blue Owl First Lien Fund L.P.(a)	12/31/2024	(b	)	67,712,297	48,170,003	5.3%

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Schedule of Portfolio Investments (continued)

	Initial Acquisition Date	Par Value/Shares	Cost	Value	Percent of Net Assets

BSP Debt Fund IV CV L.P.(a)	08/28/2025	(b)	$40,099,144	$40,468,797	4.5%

Clearlake Credit Europe Subordinated Debt IV Feeder SCSp (United Kingdom)(a),(c)	06/30/2025	(b)	3,371,060	3,690,977	0.4%

Clearlake Credit Europe Subordinated Debt V Feeder SCSp (United Kingdom)(a),(c)	06/30/2025	(b)	4,952,127	5,748,458	0.6%

Crescent Credit Solutions VII CV, L.P.(a)	12/31/2025	(b)	83,301,024	95,178,361	10.5%

Crestline Specialty Lending III, L.P.(a),(g)	03/31/2025	(b)	1,864,212	1,918,694	0.2%

CVC Credit Partners EU DL II Co.-Invest Fund SCSp (Luxembourg)(a)	10/01/2025	(b)	5,807,682	6,747,205	0.7%

CVC Credit Partners European Direct Lending Feeder Fund III (Coinvest-DL) SCSp(a)	10/01/2025	(b)	4,115,687	4,498,411	0.5%

CVC Credit Partners European Direct Lending Feeder Fund III (DL) SCSp(a)	10/01/2025	(b)	19,168,503	20,707,956	2.3%

Davidson Kempner Long-Term Distressed Opportunities International III L.P.(a)	07/01/2025	(b)	47,327	140,747	0.0%#

Eagle Point Defensive Income Fund II US L.P.(a)	10/01/2024	(b)	11,784,765	14,382,697	1.6%

Eagle Point Defensive Income Fund US L.P.(a)	10/01/2024	(b)	4,343,870	5,607,859	0.6%

European Asset Value Offshore Fund II, L.P. (United Kingdom)(a)	09/30/2025	(b)	9,286,334	8,777,506	1.0%

European Middle Market Private Debt Fund I SCSp (Luxembourg)(a)	10/01/2025	(b)	6,553,202	8,689,549	1.0%

Everberg Capital Partners II, L.P.(f),(g)	03/31/2025	(b)	2,506,852	2,626,819	0.3%

Falcon Strategic Partners IV (Cayman), L.P.(a)	06/30/2025	(b)	1,561,089	1,244,927	0.1%

Falcon Strategic Partners V (Cayman 2), L.P.(a)	06/30/2025	(b)	2,484,241	2,285,598	0.3%

Fortress Credit Opportunities Fund III(a)	07/01/2025	(b)	79,572	104,934	0.0%#

Fortress Credit Opportunities Fund IV(a)	07/01/2025	(b)	742,387	941,950	0.1%

Fortress Lending Fund I (A) L.P.(a)	10/01/2025	(b)	5,112,544	5,851,064	0.6%

Fortress Lending Fund II (D) L.P.(a)	10/01/2025	(b)	12,854,967	14,853,420	1.6%

Fortress Lending Fund III (B) L.P.(a)	10/01/2025	(b)	23,747,516	28,803,358	3.2%

FTAI Aircraft Leasing Offshore SPV (2025) L.P.(a)	11/07/2025	(b)	24,756,527	26,603,475	2.9%

Gallatin Point Capital Partners II L.P.(f)	10/01/2024	(b)	8,393,326	11,470,232	1.3%

Guggenheim Investments Private Debt Fund IV-A, L.P.(a)	05/30/2024	(b)	18,647,983	18,983,272	2.1%

HPS Mezzanine Partners III(a)	07/01/2025	(b)	731,278	682,521	0.1%

i80 Group Asset Based Finance L.P.(a)	12/19/2025	(b)	18,611,253	19,054,399	2.1%

Linden Structured Capital Fund[-A] L.P.(a),(g)	03/31/2025	(b)	3,986,697	4,850,093	0.5%

MGG SF Evergreen Fund (Cayman) L.P.(a)	12/31/2024	(b)	35,129,200	35,750,080	3.9%

North Haven Credit Partners II Offshore Feeder L.P.(a)	07/01/2025	(b)	737,376	700,719	0.1%

Park Square Capital Credit Opportunities III (USD), L.P.(a)	12/31/2024	(b)	3,007,099	3,076,251	0.3%

Permira Credit Solutions II Master L.P. 1 (United Kingdom)(a)	05/12/2025	(b)	2,180,479	2,960,301	0.3%

Permira Credit Solutions III Master Euro L.P. (United Kingdom)(a)	03/31/2025	(b)	0	755,464	0.1%

Permira Credit Solutions IV Master Euro SCSp (United Kingdom)(a)	03/31/2025	(b)	7,299,735	9,678,177	1.1%

Permira Credit Solutions IV Senior GBP SCSp (United Kingdom)(a)	04/01/2025	(b)	4,190,528	4,986,433	0.6%

Permira Credit Solutions V Senior GBP SCSp (United Kingdom)(a)	04/01/2025	(b)	5,857,340	6,235,660	0.7%

Providence Debt Fund III (Non-US) L.P.(a)	06/30/2025	(b)	283,298	330,828	0.0%#

Raven Evergreen Credit Fund II L.P.(a),(g)	03/31/2025	(b)	5,690,765	6,417,823	0.7%

Shamrock Capital Emerald Fund, L.P.(f)	10/02/2025	(b)	25,296,265	30,571,170	3.4%

Silver Point Specialty Credit Fund II, L.P.(a),(g)	03/31/2025	(b)	3,577,397	4,082,058	0.5%

The Varde Dislocation Fund (USD)(a)	07/01/2025	(b)	2,068,841	3,181,885	0.4%

TPG Twin Brook Direct Lending Continuation Fund(a)	08/07/2025	(b)	22,417,519	23,373,191	2.6%

Tree Line Direct Lending II, L.P.(a)	07/02/2024	(b)	30,613,463	30,991,374	3.4%

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Schedule of Portfolio Investments (continued)

	Initial Acquisition Date	Par Value/Shares	Cost	Value	Percent of Net Assets

VPC Asset Backed Opportunistic Credit Fund (Levered) II L.P.(a)	02/10/2026	(b)	$7,553,553	$8,607,945	0.9%

VPC Asset Backed Opportunistic Credit Fund (Levered), L.P.(a),(g)	04/01/2025	(b)	10,694,824	8,473,358	0.9%

Warburg Pincus Capital Solutions Founders Fund (Cayman), L.P.(a)	10/01/2024	(b)	492,467	662,363	0.1%

Total Secondary Private Investment Funds			743,209,045	777,608,348	85.6%

Business Development Companies - 8.0%

Blue Owl Technology Finance Corp.(a),(g),(h)	04/24/2025	216,816	3,336,082	2,686,351	0.3%

Silver Point Specialty Lending Fund(a)	05/12/2025	1,491,081	40,057,900	40,960,005	4.5%

Stone Point Credit Corporation(a)	10/01/2024	1,473,197	27,123,660	28,756,804	3.2%

Total Business Development Companies			70,517,642	72,403,160	8.0%

Short-Term Investments - 8.7%

Other Investment Companies - 8.7%

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 3.60%(i)	N/A	79,096,000	79,096,000	79,096,000	8.7%

Total Investments - 111.4%			973,516,769	1,011,668,354	111.4%

Other Assets, less Liabilities - (11.4%)(j)				(103,570,381)	(11.4)%
Net Assets - 100.0%				$908,097,973	100.0%

(a)	Investment is held by AMG Pantheon Credit Solutions Lead Fund, LLC, a wholly-owned subsidiary of AMG Pantheon Credit Solutions Fund (the “Fund”).

(b)	Investment does not issue shares.

(c)	Security’s value was determined by using significant unobservable inputs.

(d)	Variable rate security. The rate shown is based on the latest available information as of March 31, 2026.

(e)	Par value amount stated in Great British Pounds (GBP).

(f)	Investment is held by AMG Pantheon Credit Solutions Subsidiary Fund, LLC (the “Corporate Subsidiary”), a wholly-owned subsidiary of the Fund.

(g)	All or part of the security is a delayed delivery transaction. The market value for delayed delivery investments at March 31, 2026, amounted to $43,031,339 or 4.7% of net assets.

(h)

 On June 12, 2025, Blue Owl Technology Finance Corp. (“OTF”) registered as a publicly traded BDC under the Exchange Act of 1934 and listed its shares on the New York Stock Exchange. The Fund received 10,829 unrestricted shares and 205,744 restricted shares of OTF. The restricted shares will be released pursuant to OTF’s share release schedule, as amended. As of December 31, 2025, 147,990 restricted shares have been released and the remaining restricted shares are scheduled for partial release on 4/20/26 and 5/20/26, with full release occurring on 6/12/26. As of March 31, 2026, the Fund held 68,583 restricted shares and 148,233 unrestricted shares of OTF. The cost and market value of the restricted shares was $974,382 and $849,743, respectively, and the cost and market value of the unrestricted shares was $2,106,226 and $1,836,607, respectively. The restricted and unrestricted shares represent 0.1% and 0.2% of net assets, respectively.

(i)	Yield shown represents the March 31, 2026, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

(j)	The payable for investments purchased with an original settlement period of over one year are reflected at net present value.

#	Less than 0.05%.

NCCR	Non-Cumulative Compounded Rate

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Index Average

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of March 31, 2026:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total

Investments

Private Equity Co-Investments	–	–	–	$7,688,761	$7,688,761

Direct Private Debt Co-Investments	–	–	$49,705,881	–	49,705,881

Primary Private Investment Funds	–	–	248,576	24,917,628	25,166,204

Secondary Private Investment Funds	–	–	9,439,435	768,168,913	777,608,348

Business Development Companies	$2,686,351	–	–	69,716,809	72,403,160

Short-Term Investments	79,096,000	–	–	–	79,096,000

Total Investments	$81,782,351	–	$59,393,892	$870,492,111	$1,011,668,354

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Schedule of Portfolio Investments (continued)

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at March 31, 2026:

	Private Equity Co-Investments	Direct Private Debt Co-Investments	Primary Private Investment Funds	Secondary Private Investment Funds

Balance as of March 31, 2025	$6,522,000	$23,279,537	–	–

Purchases	–	32,152,787	$271,174	$8,323,187

Sales & Distributions	(8,955,763)	(5,327,276)	–	–

Accrued discounts (premiums)	–	208,729	–	–

Realized Gain (Losses) and Income Distributions	2,935,845	–	–	–

Net change in unrealized appreciation/depreciation	(502,082)	(607,896)	(22,598)	$1,116,248

Transfers in to Level 3	–	–	–	–

Transfers out of Level 3	–	–	–	–

Balance as of March 31, 2026	$0	$49,705,881	$248,576	$9,439,435

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2026	–	$(607,896)	$(22,598)	$1,116,248

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy as of March 31, 2026. The table below is not intended to be all-inclusive, but rather provides information on the significant Level 3 inputs as they relate to the Fund’s fair value measurements:

		Quantitative Information about Level 3 Fair Value Measurements

	Fair Value as of March 31, 2026	Valuation Technique(s)	Unobservable Input(s)	Range	Average	Impact to Valuation from an Increase in Input(a)

Direct Private Debt Co-Investments	$49,705,881	Discounted Cash Flow	Discount Rate	8.23% -12.11%	11.05%	Decrease

Primary Private Investment Funds	248,576	Discounted Cash Flow	Discount Rate	12.00%	N/A	Decrease

Secondary Private Investment Funds	9,439,435	Discounted Cash Flow	Discount Rate	11.50% -12.00%	11.81%	Decrease

	$59,393,892

(a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

The country/region allocation in the Consolidated Schedule of Portfolio Investments at March 31, 2026, was as follows:

Country/Region	% of Total Investments

Sweden	0.8%

Luxembourg	2.2%

United Kingdom	7.4%

United States	89.6%

Total	100%

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Assets and Liabilities March 31, 2026

AMG Pantheon Credit Solutions Fund

Assets:

Investments at value[1]	$1,011,668,354

Cash	661,780

Foreign currency[2]	1,197,182

Dividend and interest receivables	704,222

Receivable for Fund shares sold	1,703,635

Prepaid expenses and other assets	2,264,911

Total assets	1,018,200,084

Liabilities:

Payable for investments purchased	43,766,008

Payable for Fund shares repurchased	62,134,942

Payable for deferred taxes	2,375,613

Accrued expenses:

Investment advisory and management fees	963,055

Administrative fees	167,488

Distribution fees	27,571

Other	667,434

Total liabilities	110,102,111

Commitments and Contingencies (Notes 2, 3 & 7)

Net Assets	$908,097,973

[1] Investments at cost	$973,516,769

[2] Foreign currency at cost	$1,192,965

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Assets and Liabilities (continued)

AMG Pantheon Credit Solutions Fund

Net Assets Represent:

Paid-in capital	$871,917,820

Total distributable earnings/(accumulated losses)	36,180,153

Net Assets	$908,097,973

Class M:

Net assets	$38,673,456

Shares outstanding	3,661,208

Net asset value and redemption price per share	$10.56

Maximum offering price per share	$10.94

Class I:

Net Assets	$151,590,420

Shares outstanding	14,373,477

Net asset value, offering and redemption price per share	$10.55

Class S:

Net assets	$717,834,097

Shares outstanding	67,350,141

Net asset value, offering and redemption price per share	$10.66

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Operations For the fiscal year ended March 31, 2026

AMG Pantheon Credit Solutions Fund

Investment Income:

Dividend income	$23,298,656

Interest income	28,367,578

Other fee income	1,475,317

Foreign withholding tax	(73,069)

Total investment income	53,068,482

Expenses:

Investment advisory and management fees	18,067,816

Administrative fees	3,135,496

Distribution fees - Class M	103,848

Distribution fees - Class I	34,787

Shareholder servicing fees - Class I	166,127

Credit facility fees	2,720,656

Professional fees	697,750

Valuation fees	276,372

Custodian fees	251,607

Registration fees	177,564

Trustee fees and expenses	140,002

Reports to shareholders	112,796

Amortization of offering costs	43,090

Transfer agent fees	34,715

Miscellaneous	52,251

Total expenses before offsets	26,014,877

Investment advisory and management fees waiver	(8,276,901)

Administrative fees waiver	(1,389,849)

Distribution fees waiver - Class M	(497)

Net expenses	16,347,630

Net investment income	36,720,852

Net Realized and Unrealized Gain:

Net realized loss on foreign currency transactions	(160,432)

Capital gain distribution received	1,562,066

Net change in unrealized appreciation/depreciation on investments	7,234,206

Net change in unrealized appreciation/depreciation on foreign currency translations	23,187

Net change in deferred tax expense	(1,792,611)

Net realized and unrealized gain	6,866,416

Net increase in net assets resulting from operations	$43,587,268

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Changes in Net Assets For the fiscal years ended March 31, 2026 and March 31, 2025

	AMG Pantheon Credit Solutions Fund

	2026	2025[1]
Increase in Net Assets Resulting From Operations:

Net investment income	$36,720,852	$14,371,031

Net realized gain on investments	1,401,634	26,506

Net change in unrealized appreciation/depreciation on investments	5,464,782	30,418,683

Net increase in net assets resulting from operations	43,587,268	44,816,220

Distributions to Shareholders:

From net investment income and/or realized gain on investments:

Class M	(897,648)	(823)

Class I	(7,558,101)	(247,822)

Class S	(44,726,768)	(20,470,552)

From paid-in capital:

Class M	(145,512)	–

Class I	(1,225,194)	–

Class S	(7,250,361)	–

Total distributions to shareholders	(61,803,584)	(20,719,197)

Capital Share Transactions:[2]

Net increase from capital share transactions	263,403,217	638,714,049

Total increase in net assets	245,186,901	662,811,072

Net Assets:

Beginning of year	662,911,072	100,000

End of year	$908,097,973	$662,911,072

1 Commencement of operations was February 14, 2024, and commencement of investment operations was May 1, 2024.

2 See Note 1(h) of the Notes to Financial Statements.

The accompanying notes are an integral part of these consolidated financial statements.

Consolidated Statement of Cash Flows For the fiscal year ended March 31, 2026

AMG Pantheon
Credit
Solutions Fund

Cash Flows Provided By Operating Activities:
Net increase in net assets resulting from operations	$43,587,268

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Capital gain distributions received	(1,562,066)
Net change in unrealized appreciation/depreciation on investments	(7,234,206)
Net accretion of discount (amortization of premium) and of net present value on deferred purchases	(3,819,264)
Purchases of investments (net increase in payable for investments purchased of $18,400,135)	(641,523,267)
Net purchases of short-term investments	185,686,312
Proceeds from sales, principal repayments and fund investment distributions	150,154,077
Decrease in dividend and interest receivables	452,392
Decrease in deferred offering costs	43,090
Increase in prepaid expenses and other assets	(1,322,017)
Increase in payable for deferred taxes	1,792,611
Decrease in payable to Affiliate	(6,213)
Increase in investment advisory and management fees payable	576,569
Increase in administrative fees payable	59,784
Increase in distribution fees payable	23,234
Decrease in other accrued expenses	(48,145)
Net cash used in operating activities	(273,139,841)

Cash Flows from Financing Activities:
Proceeds from capital shares transactions (net of receivable for fund shares sold of $1,703,635)	385,853,344
Distributions paid in cash	(49,577,031)
Disbursements from capital shares transactions (net of payable for fund shares repurchased of $62,134,942)	(72,127,124)
Net cash provided by financing activities	264,149,189
Net decrease in cash	(8,990,652)

Cash:
Beginning of year	10,849,614

End of year[1]	$1,858,962

Non-Cash Transactions

Reinvestment of distributions	$12,226,553

Exchange of Private BDC Shares for Publicly Listed Shares	$3,076,926

1 Balance includes cash and cash denominated in foreign currencies of $661,780 and $1,197,182 respectively.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended March 31,	For the fiscal period ended March 31,

Class M	2026	2025[1]

Net Asset Value, Beginning of Period	$10.72	$10.69

Income from Investment Operations:

Net investment income[2,3]	0.37	0.09

Net realized and unrealized gain on investments	0.17	0.03

Total income from investment operations	0.54	0.12

Less Distributions to Shareholders from:

Net investment income	(0.60)	(0.09)

Paid in capital	(0.10)	–

Total distributions to shareholders	(0.70)	(0.09)

Net Asset Value, End of Period	$10.56	$10.72

Total Return[3]	5.08%[4]	1.10%[4,5]

Ratio of net expenses to average net assets[6]	2.89%[7]	1.68%[7,8]

Ratio of gross expenses to average net assets[6,9]	4.00%[7]	3.41%[7,8,10]

Ratio of net investment income to average net assets[3,6]	3.40%	3.87%[8]

Portfolio turnover	21%	0%[5,11]

Net assets end of period (000’s) omitted	$38,673	$101

[1]	Commencement of operations was February 3, 2025.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	Excludes the effects of any sales charges.

[5]	Not annualized.

[6]	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

[7]

Ratio includes the deferred income tax expense related to the unrealized gain or loss from the Corporate Subsidiary. The ratio of net expenses and gross expenses to average net assets excluding the deferred income tax expense for the fiscal year ended March 31, 2026 and the fiscal period ended March 31, 2025 would have been 2.69% and 3.80% and 1.54% and 3.27%, respectively.

[8]	Annualized.

[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 2 in the Notes to Consolidated Financial Statements.)

[10]	Ratio does not reflect the annualization of audit fees and organizational costs.

[11]	Less than 0.5%.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal	For the fiscal
	year ended March 31,	period ended March 31,

Class I	2026	2025[1]

Net Asset Value, Beginning of Period	$10.70	$10.00

Income from Investment Operations:

Net investment income[2,3]	0.44	0.28

Net realized and unrealized gain on investments	0.13	0.83

Total income from investment operations	0.57	1.11

Less Distributions to Shareholders from:

Net investment income	(0.62)	(0.41)

Paid in capital	(0.10)	—

Total distributions to shareholders	(0.72)	(0.41)

Net Asset Value, End of Period	$10.55	$10.70

Total Return[3]	5.43%	11.17%[4]

Ratio of net expenses to average net assets[5]	2.22%[6]	1.92%[6,7]

Ratio of gross expenses to average net assets[5,8]	3.33%[6]	2.81%[6,7,9]

Ratio of net investment income to average net assets[3,5]	4.06%	3.63%[7]

Portfolio turnover	21%	0%[4,10]

Net assets end of period (000’s) omitted	$151,590	$40,249

[1]	Commencement of operations was June 3, 2024.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	Not annualized.

[5]	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

[6]

Ratio includes the deferred income tax expense related to the unrealized gain or loss from the Corporate Subsidiary. The ratio of net expenses and gross expenses to average net assets excluding the deferred income tax expense for the fiscal year ended March 31, 2026 and the fiscal period ended March 31, 2025 would have been 2.02% and 3.13% and 1.78% and 2.67%, respectively.

[7]	Annualized.

[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 2 in the Notes to Consolidated Financial Statements.)

[9]	Ratio does not reflect the annualization of audit fees and organizational costs.

[10]	Less than 0.5%.

The accompanying notes are an integral part of these consolidated financial statements.

AMG Pantheon Credit Solutions Fund Consolidated Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended March 31,	For the fiscal period ended March 31,

Class S	2026	2025

Net Asset Value, Beginning of Year	$10.80	$10.00

Income from Investment Operations:

Net investment income[1,2]	0.47	0.43

Net realized and unrealized gain on investments	0.13	0.78

Total income from investment operations	0.60	1.21

Less Distributions to Shareholders from:

Net investment income	(0.64)	(0.41)

Distributions from return of capital	(0.10)	—

Total distributions to shareholders	(0.74)	(0.41)

Net Asset Value, End of Year	$10.66	$10.80

Total Return[2]	5.64%	12.19%[3]

Ratio of net expenses to average net assets[4]	2.04%[5]	1.68%[5,6]

Ratio of gross expenses to average net assets[4,7]	3.15%[5]	2.56%[5,6,8]

Ratio of net investment income to average net assets[2,4]	4.24%	3.87%[6]

Portfolio turnover	21%	0%[3,9]

Net assets at end of year (000’s omitted)	$717,834	$622,561

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	Not annualized.

[4]	The ratios of expenses and income do not reflect the proportionate share of expenses and income of the underlying funds in which the Fund invests.

[5]

Ratio includes the deferred income tax expense related to the unrealized gain or loss from the Corporate Subsidiary. The ratio of net expenses and gross expenses to average net assets excluding the deferred income tax expense for the fiscal year ended March 31, 2026 and the fiscal period ended March 31, 2025 would have been 1.84% and 2.95% and 1.54% and 2.42%, respectively.

[6]	Annualized.

[7]

Excludes the impact of expense reimbursement or fee waivers and expense reductions, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 2 in the Notes to Consolidated Financial Statements.)

[8]	Ratio does not reflect the annualization of audit fees and organizational costs.

[9]	Less than 0.5%.

The accompanying notes are an integral part of these consolidated financial statements.

Notes to Consolidated Financial Statements March 31, 2026

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Pantheon Credit Solutions Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund operates as an interval fund and continuously offers its shares of beneficial interest (“Shares”).

The primary investment objective of the Fund is to generate attractive returns through a combination of current income distributions and total return. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) directly or indirectly in credit securities. For purposes of the Fund’s above-referenced policy to invest at least 80% of its assets directly or indirectly in credit securities, the Fund considers credit securities to include private and public credit investments, including corporate loan investments, investments in private credit investment funds (private funds that are excluded from the definition of “investment company” under the 1940 Act), U.S. or global high yield securities, bank loans, notes, loan participations and assignments, nonperforming loans, convertible securities, preferred securities, private and public business development companies, mutual funds or exchange traded funds that invest in credit securities, collateralized loan obligations, collateralized debt obligations, mezzanine debt and distressed securities. The Fund’s investment exposure to these assets is implemented through a variety of investment types that include: (i) investments in existing or newly formed private credit investment funds (“Investment Funds”) managed by unaffiliated asset managers; (ii) investments in assets issued by private companies; and (iii) investments alongside Investment Funds in assets issued primarily by private companies. The Fund’s investments will primarily be acquired through privately negotiated transactions.

The Fund offers Class M Shares, Class I Shares and Class S Shares which may be purchased each business day at the Fund’s net asset value (“NAV”) per Share. The Share classes generally have identical voting rights, but each Share class may vote separately when required by law. Different Share classes may have a different NAV per Share to the extent the Share classes pay different distribution amounts and/or the expenses of such Share classes differ. Each Share class has its own expense structure. No upfront selling commission, dealer manager fees, or other similar placement fees (together, the “Upfront Sales Load”) will be paid to the Fund or the Distributor with respect to Class M Shares. If, however, Class M Shares are purchased through certain financial intermediaries, those financial intermediaries may directly charge transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that the selling agents limit such charges to 3.50% of the net offering price per share for each Class M Share. Prior to April 1, 2026, sales of Class M Shares incurred a sales load of up to 3.50%.

The Fund’s consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements.

a. BASIS OF CONSOLIDATION

The accompanying consolidated financial statements of the Fund include the accounts of AMG Pantheon Credit Solutions Subsidiary Fund, LLC (the “Corporate Subsidiary”) and AMG Pantheon Credit Solutions Lead Fund, LLC (the “Lead Fund”) (each a “Subsidiary” and together, the “Subsidiaries”), which are wholly-owned subsidiaries of the Fund and are organized as Delaware limited liability companies. The Subsidiaries were established on June 14, 2024. The Subsidiaries have the same investment objectives and strategies as the Fund, and like the Fund are managed by Pantheon Ventures (US) LP (“Pantheon” or the “Investment Manager”). The Fund may invest up to 25% of its total assets in the Corporate Subsidiary and the Corporate Subsidiary permits the Fund to pursue its investment objective and strategies in a potentially tax-efficient manner and to satisfy regulated investment company tax requirements. The Fund may also invest a portion of its assets in the Lead Fund. The Lead Fund was organized for the purpose of facilitating the Fund’s use of a revolving credit facility. Intercompany accounts and transactions have been eliminated. As of March 31, 2026, the Corporate Subsidiary holds long-term investments in the amount of $45,288,575, which is inclusive of $2,046,599 related to a payable for investments purchased. The net assets of the Corporate Subsidiary were $43,132,196, which is 4.8% of the Fund’s consolidated net assets. As of March 31, 2026, the Lead Fund holds long-term investments in the amount of $887,283,778, which is inclusive of $41,719,409 related to a payable for investments purchased. The net assets of the Lead Fund were $862,080,465, which is 94.9% of the Fund’s consolidated net assets.

b. VALUATION OF INVESTMENTS

The Fund’s portfolio investments are valued based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Fund’s Board of Trustees (the “Board”).

Pursuant to Rule 2a-5 under the 1940 Act, the Board designated the Investment Manager as the Fund’s Valuation Designee to perform the Fund’s fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Investments in open-end registered investment companies are valued at their end of day NAV per share.

Debt instruments such as fixed income securities, are valued based on the mid- or last- trade price. Other debt instruments including but not limited to government bonds and structured products are valued at the mid-price. The prices of debt instruments may be obtained from a third-party pricing service, broker or dealer. Pantheon uses third-party valuation providers to perform quarterly independent valuations of the direct debt investments and co-investments. Valuations received from the independent valuation providers are reviewed to ensure the valuations are in accordance with all relevant valuation and accounting standards. The quarterly valuations will be used as the basis for daily valuations, with adjustments made as necessary.

Notes to Consolidated Financial Statements (continued)

The valuation of underlying private capital funds held by the Fund will generally be based on the estimated valuations provided by the general partners or managers of underlying funds or a third-party valuation provider on a quarterly basis (which estimated valuations typically reflect the fair value of the Fund’s capital account balance of each underlying fund, including unrealized gains and losses, as reported in the financial statements of the respective underlying fund). Following receipt of the underlying funds’ audited annual financial statements, Pantheon will then consider the actual audited valuations provided by the general partners or managers of underlying funds in determining Pantheon’s future estimated valuations of the underlying funds. The general partner valuations will be used as the basis for daily valuations, with adjustments made as necessary through a third-party valuation provider. The underlying debt and equity securities are typically private, meaning there is no active market or observable prices. Investments are initially recognized at purchase price, except where conditions exist to suggest this is not indicative of fair value, in which case the Investment Manager will propose an adjustment to the purchase price using appropriate valuation techniques in accordance with the International Private Equity and Venture Capital Valuation (“IPEV”) Guidelines.

The estimated valuations of the underlying funds provided by fund managers may be adjusted by the Investment Manager, provided there is material evidence and there is sufficient supporting documentation that fair value can be reliably estimated.

The values assigned to investments that are fair valued are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board is presented with monthly and quarterly reports summarizing fair value activity, material fair value matters that occurred during the month or quarter, as applicable, and outstanding securities fair valued by the Fund. Additionally, the Board is presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Fund’s investments.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., listed equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, broker quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

c. SECURITY TRANSACTIONS

Security transactions are recorded as of the date the Fund obtained a right to demand the securities purchased or to collect the proceeds of sales, and incurred an obligation to pay the price of the securities purchased or to deliver the securities sold, respectively (i.e. trade/effective date). Trade/effective date will be the date the Fund is legally committed to a security transaction and all significant contingencies, including all necessary approvals, are satisfied. Realized gains and losses on securities sold are determined on the basis of identified cost. The payable for investments purchased for security transactions with an original deferral period of over one year, referred to as deferred payments, are reflected at net present value. The difference between the contractual payable amount and the net present value of the payable fora deferred payment is accreted over its deferral period. The accretion increases the payable for investments purchased and the cost of investments, with the corresponding impact on results of operations recognized in “net change in unrealized appreciation/depreciation on investments” in the Consolidated Statement of Operations. Monies paid by the Fund in advance of the closing date of a private debt investment are held in escrow until the investment’s closing date and are reflected in the Consolidated Statement of Assets and Liabilities as Investments in advance.

d. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions from Investment Funds occur at irregular intervals and the exact timing of distributions from Investment Funds cannot be determined. The classification of income received from Investment Funds is

Notes to Consolidated Financial Statements (continued)

based on the investment distribution notices received from the investment’s general partner or investment manager. Expenses are recorded on an accrual basis. Investment income, realized and unrealized gains and losses, the common expenses of the Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

e. DIVIDENDS AND DISTRIBUTIONS

The Fund distributions resulting from net investment income are declared and paid quarterly. Fund distributions resulting from realized net capital gains, if any, are normally declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax law, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences, including book tax differences relating to shareholder distributions, are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. As of September 30, 2025, the Fund’s tax year end, the Fund had permanent differences relating to the tax treatment of the Corporate Subsidiary, non-deductible offering costs and fund-level over-distributions. The Fund had temporary differences relating to organization costs and the tax treatment of investments in certain partnerships.

For the tax year ended September 30, 2025, the Fund reclassified for book purposes amounts arising from permanent book/tax differences primarily related to fund-level over-distributions, the tax treatment of the Corporate Subsidiary, and non-deductible offering costs paid as a decrease to Paid-In Capital of $(21,529,147) and increase to Distributable Earnings of $21,529,147.

For U.S. Federal Income Tax Purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid during the tax years ended September 30, 2025 and September 30, 2024 was as follows:

Distributions paid from:	2025	2024

Ordinary income	$17,733,661	$0

Long-term capital gains	167,772	0

Return of capital	29,608,440	0

	$47,509,873	$0

At September 30, 2025, the Fund’s distributable earnings on a tax basis were as follows:

Net unrealized appreciation (depreciation) from Investments	$57,848,051

The following table sets forth the tax cost basis and the estimated aggregate gross unrealized gain (loss) on investments for federal income tax purposes as of and for the tax year ended September 30, 2025:

Cost	Appreciation	Depreciation	Net Appreciation

$917,563,749	$66,372,655	$(8,524,604)	$57,848,051

f. FEDERAL TAXES

The Fund qualifies as a regulated investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “IRC” or the “Code”), and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Fund’s tax year end is September 30. Management has analyzed the Fund’s tax positions as of March 31, 2026, and has concluded that no provision for federal income tax is required in the Fund’s consolidated financial statements specific to the Fund. Additionally, the Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Lead Fund is a disregarded entity and therefore is not subject to U.S. income taxes. Additionally, the Fund’s investment in the Lead Fund, as a whole, is not limited to 25% of the Fund’s total assets for purposes of the asset diversification test under Subchapter M of the Code. The Lead Fund’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income and net capital gain.

The Corporate Subsidiary is subject to U.S. federal and state income taxes. This taxable entity is not consolidated for income tax purposes and may generate income tax assets or liabilities that reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes and tax loss carryforwards.

Notes to Consolidated Financial Statements (continued)

The Corporate Subsidiary recorded a provision for income tax expense (benefit) for the fiscal year ended March 31, 2026. This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

	Current	Deferred	Total

Tax expense/(benefit)	—	$1,792,611	$1,792,611

Valuation allowance	—	—	—

	—	$1,792,611	$1,792,611

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes and tax loss carryforwards. Components of the Corporate Subsidiary’s deferred tax assets and liabilities as of March 31, 2026 are as follows:

Unrealized appreciation on investments	$2,245,047

Impact of Outstanding Temporary Adjustments on Partnerships	161,947

Net Operating Loss	(31,381)

Total net deferred tax liability	$2,375,613

Total income tax (current and deferred) is computed by applying the federal statutory income tax rate of 21% and applicable state tax statutory rates (net of federal tax benefit) to net investment income and realized and unrealized gains/(losses) on investments before taxes for the tax fiscal year ended March 31, 2026 as follows:

Income tax expense at statutory rate of 21%	$1,400,756

State income tax expense, net of federal benefit (a)	392,678

Effect of change in state tax rates used on prior year’s deferred tax liability calculation	(823)

Total income tax expense	$1,792,611

(a) State taxes in Connecticut make up the majority (greater than 50%) of the tax effect in the category.

The Corporate Subsidiary recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Corporate Subsidiary’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Corporate Subsidiary. The Corporate Subsidiary is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

If the Fund were to fail to meet the requirements of Subchapter M of the IRC to qualify as a regulated investment company, and if the Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to its shareholders, and all distributions out of income and profits would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment under Subchapter M of the IRC.

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) —Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The Fund incorporated the provisions of the ASU, and there was no material impact to the Fund’s financial statements.

g. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of September 30, 2025, the Fund had no capital loss carryovers for federal income tax purposes. Should the Fund incur net capital losses for the tax year ending September 30, 2026, such amounts may be used to offset future realized capital gains for an unlimited time period and retain their character as short-term and/or long-term.

h. CAPITAL STOCK

The Fund’s Amended and Restated Agreement and Declaration of Trust authorizes an issuance of an unlimited number of Shares, with a par value of $0.001, unless otherwise determined by the Trustees in connection with the creation and establishment of a Share class. The Fund records sales and repurchases of its capital stock on the trade date. Effective March 21, 2025, the Fund no longer charges a 2.00% early repurchase fee. Prior to March 21, 2025, a 2.00% early repurchase fee was charged by the Fund with respect to any repurchase of Shares at any time prior to the day immediately preceding the one-year anniversary of the Investor’s purchase of the Shares. For the fiscal year ended March 31, 2025, early repurchase fees were $56,096. Such amounts are netted against the cost of shares repurchased.

Notes to Consolidated Financial Statements (continued)

For the fiscal years ended March 31, 2026 and March 31, 2025, the capital stock transactions by class for the Fund were as follows:

	March 31, 2026		March 31, 2025

	Shares	Amount	Shares	Amount

Class M:[1]

Proceeds from sale of shares	3,604,132	$39,088,004	9,355	$100,000

Shares issued in reinvestment of distributions	47,645	508,479	76	822

Net increase	3,651,777	$39,596,483	9,431	$100,822

Class I:[2]

Proceeds from sale of shares	12,836,572	$139,497,710	3,765,806	$40,585,470

Shares issued in reinvestment of distributions	270,793	2,897,545	11,255	121,115

Cost of shares repurchased	(2,497,008)	(26,789,838)	(13,941)	(151,382)

Net increase	10,610,357	$115,605,417	3,763,120	$40,555,203

Class S:

Proceeds from sale of shares	18,588,344	$204,580,364	57,761,457	$599,275,367

Shares issued in reinvestment of distributions	815,043	8,820,529	364,818	3,878,521

Cost of shares repurchased	(9,712,081)	(105,199,576)	(477,440)	(5,095,864)

Net increase	9,691,306	$108,201,317	57,648,835	$598,058,024

[1]	Commencement of operations was February 3, 2025.
[2]	Commencement of operations was June 3, 2024.

At March 31, 2026, nine affiliated investors, including Officers and Trustees of the Fund and/or the Investment Manager, owned 0.66% of the net assets of the Fund.

REPURCHASE OFFERING

Once each quarter, the Fund will offer to repurchase at per-class NAV per Share no less than 5% of the outstanding Shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements, pursuant to Rule 23c-3 under the 1940 Act. For each repurchase offer, the Board will set an amount between 5% and 25% of the Fund’s Shares (the amount set by the Board herein referred to as the “Repurchase Offer Amount”) based on relevant factors, including the liquidity of the Fund’s positions and the shareholders’ desire for liquidity. The offer to purchase Shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer, how they may request that the Fund repurchase their Shares, and the date the repurchase offer ends (the “Repurchase Request Deadline”) (i.e., the date by which shareholders can tender their Shares in response to a repurchase offer). Shares will be repurchased at the per-class NAV per Share determined as of the close of business no later than the fourteenth day after the Repurchase Request Deadline, or the next business day if the fourteenth day is not a business day (each a “Repurchase Pricing Date”).

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of the outstanding Shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the Repurchase Request Deadline, the Fund will repurchase the Shares on a pro rata basis, subject to certain exceptions.

On June 2, 2025, the Fund commenced a Repurchase Offer pursuant to which it offered to repurchase up to 3,629,409 Shares of the Fund, which equated to 5% of the Fund’s Shares outstanding. The Repurchase Offer ended on June 30, 2025. On June 30, 2025, the Pricing Date, the Fund repurchased 1,026,845 Shares of the Fund for $11,244,146, which equated to 1.41% of the Fund’s net assets.

On September 2, 2025, the Fund commenced a Repurchase Offer pursuant to which it offered to repurchase up to 4,204,830 Shares of the Fund, which equated to 5% of the Fund’s Shares outstanding. The Repurchase Offer ended on September 30, 2025. On September 30, 2025, the Pricing Date, the Fund repurchased 1,717,022 Shares of the Fund for $18,550,161, which equated to 2.04% of the Fund’s net assets.

On December 1, 2025, the Fund commenced a Repurchase Offer pursuant to which it offered to repurchase up to 4,532,500 Shares of the Fund, which equated to 5% of the Fund’s Shares outstanding. The Repurchase Offer ended on December 31, 2025. On December 31, 2025, the Pricing Date, the Fund repurchased 3,690,041 Shares of the Fund for $40,122,415, which equated to 4.07% of the Fund’s net assets.

Notes to Consolidated Financial Statements (continued)

On March 2, 2026, the Fund commenced a Repurchase Offer pursuant to which it offered to repurchase up to 4,558,228 Shares of the Fund, which equated to 5% of the Fund’s Shares outstanding. The Repurchase Offer ended on March 31, 2026. On March 31, 2026, the Pricing Date, the Fund repurchased 5,780,949 Shares of the Fund for $62,134,942, which equated to 6.34% of the Fund’s net assets, which includes amounts repurchased pursuant to Rule 23c-3(b)(5).

i. CASH

Cash consists of monies held at The Bank of New York Mellon (the “Custodian”). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund’s Custodian.

j. FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars is translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represents: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

k. ORGANIZATIONAL AND OFFERING COSTS

As of March 31, 2026, the Fund’s organizational and offering costs have been expensed in full. Offering costs were deferred and amortized on the straight-line method over a period of one year from the commencement of investment operations. For the fiscal year ended March 31, 2026, the Fund expensed $43,090 of offering costs.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT AGREEMENT:

Each of the Fund, the Corporate Subsidiary, and the Lead Fund has entered into an investment management agreement with the Investment Manager, a limited partnership organized under the laws of the State of Delaware and registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Affiliated Managers Group, Inc. (“AMG”) indirectly owns a majority of the interests of the Investment Manager.

INVESTMENT MANAGEMENT FEE:

Each of the Fund, the Corporate Subsidiary, and the Lead Fund pays to the Investment Manager an investment management fee (the “Investment Management Fee”) in consideration of the advisory and other services provided by the Investment Manager to the Fund, the Corporate Subsidiary, and the Lead Fund. Pursuant to the Investment Management Agreement, each of the Fund, the Corporate Subsidiary, and the Lead Fund pays the Investment Manager a monthly Investment Management Fee equal to 1.15% on an annualized basis of such fund’s average daily Managed Assets (defined below). The Investment Management Fee will be paid by the Fund to the Investment Manager before giving effect to any repurchase of Shares in the Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its shareholders. Managed Assets means the total assets of the Fund, the Corporate Subsidiary, or the Lead Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage and the aggregate liquidation preference of any outstanding preferred shares) as of each day, subject to certain adjustments.

From May 1, 2024 through April 30, 2025, the Investment Manager contractually agreed to waive 0.50% of the Investment Management Fee payable by the Fund. During the fiscal year ended March 31, 2026, the Investment Manager waived Investment Management Fees of $285,270 payable by the Fund.

Additionally, the Investment Manager has agreed to waive a portion of the Investment Management Fee payable by the Fund in an amount equal to the Investment Management Fee the Investment Manager receives from each Subsidiary. For the fiscal year ended March 31, 2026, the Investment Manager received Investment Management Fees from the Subsidiaries of $7,991,631 and waived an equal amount payable by the Fund.

INCENTIVE FEE:

The Investment Manager is entitled to an income incentive fee (“Incentive Fee”), if earned. The Incentive Fee is payable quarterly in arrears based upon “pre-incentive fee net investment income” attributable to each class of the Fund’s Shares for the immediately preceding fiscal quarter, and is subject to a hurdle rate, expressed as a rate of return based on each class’s average daily net asset value (calculated in accordance with U.S. GAAP), equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means the Fund’s and each Subsidiary’s interest income (inclusive of accrued interest and other non-cash interest features, including original issue discount), dividend income and any other income accrued during the fiscal quarter, minus each

Notes to Consolidated Financial Statements (continued)

class’s operating expenses for the quarter and the distribution and/or shareholder servicing fees (if any) applicable to each class accrued during the fiscal quarter. For such purposes, the Fund’s operating expenses will include the Investment Management Fee but will exclude the Incentive Fee.

The “catch-up” provision is intended to provide the Investment Manager with an Incentive Fee of 10% on pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.667% of the class’s average daily net asset value (calculated in accordance with U.S. GAAP) in any fiscal quarter.

The calculation of the Incentive Fee for each calendar quarter is as follows:

•

No Incentive Fee is payable to the Investment Manager if the Fund’s pre-incentive fee net investment income attributable to the Class, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, does not exceed the quarterly hurdle rate of 1.50%;

•

All pre-incentive fee net investment income attributable to the Class (if any), expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, that exceeds the hurdle rate but is less than or equal to 1.667% (the “catch-up”) is payable to the Investment Manager; and

•

For any fiscal quarter in which pre-incentive fee net investment income attributable to the Class, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds the catch-up, 10% is payable to the Investment Manager.

For the fiscal year ended March 31, 2026, the Fund did not incur incentive fees.

EXPENSE LIMITATION AND REIMBURSEMENT AGREEMENT:

The Investment Manager has entered into an Amended and Restated Expense Limitation and Reimbursement Agreement with the Fund and the Subsidiaries under which the Investment Manager will waive fees that it would otherwise have been paid and/or assume expenses of the Fund and the Subsidiaries, in order to ensure that the Fund’s total annual operating expenses and each Subsidiary’s total annual operating expenses (exclusive of certain “Excluded Expenses” listed below) do not exceed 0.75% of the average daily net assets attributable to the Fund and Subsidiaries (the “Expense Limit”). “Excluded Expenses” include (a) the management fee and incentive fee paid by the Fund and the Subsidiaries; (b) fees, expenses, allocations, carried interests, etc. of private funds, special purpose vehicles and co-investments in portfolio companies in which the Fund, a Subsidiary, or any other subsidiary of the Fund (a Subsidiary and any other subsidiary of the Fund are each referred to for purposes of this paragraph and the next as a “Subsidiary”) may invest; (c) acquired fund fees and expenses of the Fund and any Subsidiary; (d) transaction costs, including legal costs and brokerage commissions, of the Fund and any Subsidiary; (e) interest payments incurred by the Fund or a Subsidiary; (f) fees and expenses incurred in connection with any credit facilities obtained by the Fund or a Subsidiary; (g) the distribution and/or service fees (as applicable) paid by the Fund; (h) the shareholder servicing fees (as applicable) paid by the Fund; (i) taxes of the Fund or a Subsidiary; (j) extraordinary expenses of the Fund or a Subsidiary (as determined in the sole discretion of the Investment Manager), which may include non-recurring expenses such as, for example, litigation expenses and shareholder meeting expenses; (k) fees and expenses billed directly to any Subsidiary by any accounting firm for auditing, tax and other professional services provided to the Subsidiary; and (l) fees and expenses billed directly to any Subsidiary for custody and fund administration services provided to such Subsidiary.

For a period not to exceed 36 months from the date the Fund or a Subsidiary, as applicable, accrues a liability with respect to such amounts paid, waived or reimbursed by the Investment Manager, the Investment Manager may recoup amounts paid, waived, or reimbursed, provided that the amount of any such additional payment by the Fund and such Subsidiary in any year, together with all other expenses of the Fund and such Subsidiary, in the aggregate, would not cause the Fund’s total annual operating expenses and such Subsidiary’s total annual operating expenses (exclusive of Excluded Expenses) in any such year to exceed either (i) the Expense Limit that was in effect at the time such amounts were paid, waived or reimbursed by the Investment Manager, or (ii) the Expense Limit that is in effect at the time of such additional payment by the Fund and such Subsidiary.

During the fiscal year ended March 31, 2026, the Investment Manager did not reimburse the Fund or recoup any previously reimbursed expenses. As of March 31, 2026, the Fund does not have any reimbursements subject to recoupment.

ADMINISTRATION AGREEMENT:

Each of the Fund, the Corporate Subsidiary, and the Lead Fund has entered into an Administration Agreement under which AMG Funds LLC, a subsidiary and the U.S. wealth platform of AMG, serves as the Fund’s and the Subsidiaries’ administrator (the “Administrator”) and is responsible for certain aspects of managing the Fund’s and the Subsidiaries’ operations, including administration and shareholder services to the Fund and the Subsidiaries, the Fund’s shareholders, and certain institutions, such as broker-dealers and registered investment advisers, that advise or act as an intermediary with the Fund’s shareholders. Each of the Fund, the Corporate Subsidiary, and the Lead Fund pays a fee to the Administrator at the rate of 0.20% per annum of such fund’s average daily net assets for this service. The Administrator has agreed to waive a portion of the administrative fee payable by the Fund in an amount equal to the administrative fee the Administrator receives from each Subsidiary. For the fiscal year ended March 31, 2026, the Administrator received administrative fees from the Subsidiaries of $1,389,849 and waived an equal amount payable by the Fund.

DISTRIBUTION AGREEMENT:

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Administrator. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating

Notes to Consolidated Financial Statements (continued)

to the distribution of registration statements for sales purposes and any advertising or sales literature. The Distributor has appointed Pantheon Securities, LLC, an affiliate of the Investment Manager, as a sub distributor of the Fund (the “Sub Distributor”) in which the Sub Distributor may carry out certain responsibilities of the Distributor.

The Fund has adopted a distribution and service plan (the “Plan”) with respect to Class M Shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class M Shares and for maintenance and personal service provided to existing shareholders of such class. Prior to April 1, 2026, the Plan authorized payments to the Distributor of 0.85% annually of the average daily net assets attributable to Class M Shares. Effective April 1, 2026, the Class M Shares 12b-1 rate was reduced from 0.85% to 0.75%. From February 3, 2025 through September 1, 2025, the Distributor voluntarily waived the 12b-1 fees attributable to Class M Shares while the only shareholders in such class were entities affiliated with the Administrator. For the fiscal year ended March 31, 2026, the Distributor waived 12b-1 fees in the amount of $497 attributable to Class M Shares.

Prior to July 1, 2025, the Plan also authorized payments to the Distributor of 0.25% annually of the average daily net assets attributable to Class I Shares. For the fiscal year ended March 31, 2026, the Distributor received 12b-1 fees at an effective annual rate of 0.03% of the average daily net assets attributable to Class I Shares.

The Plan further provides for periodic payments by the Fund to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs.

SHAREHOLDER SERVICING PAYMENTS:

Effective July 1, 2025, for Class I Shares, and effective April 1, 2026, for Class M Shares, the Board has approved reimbursement payments to the Administrator for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder record keeping, account servicing and other services. The Class I Shares and Class M Shares may reimburse the Administrator in such amounts as approved by the Board. For the fiscal year ended March 31, 2026, the actual amount incurred attributable to Class I Shares was $166,127 which is a 0.15% impact to the annualized expense ratio.

BOARD:

The Board provides supervision of the affairs of the Fund, and other trusts and funds within the AMG Funds family of mutual funds. The Trustees of the Fund who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairperson of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, the Administrator, AMG and/or the Distributor.

3. PRIVATE INVESTMENTS

Private credit investments are typically made in non-public companies through privately negotiated transactions. Private credit investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives. During the fiscal year ended March 31, 2026, the Fund held Investment Funds and private loans with issuers through co-investment transactions.

Investors in Investment Funds usually commit to providing up to a certain amount of capital, which may be called when requested by the Investment Fund’s manager or general partner. The amount of capital that has not been called by the general partner—referred to as the unfunded commitment—may obligate the Fund to supply additional capital to the general partner on demand, representing a potential financial obligation by the Fund in the future. Once called, the general partner may make private credit investments on behalf of the Investment Fund.

The following table represents investment strategies, unfunded commitments and redemptive restrictions of Investment Funds as of March 31, 2026:

Investment Category	Fair Value	Unfunded Commitments	Remaining Life(*)	Redemption frequency	Notice (In Days)	Redemption Restrictions

Private Debt(a)	$880,180,122	$220,487,950	Up to 10 years	N/A	N/A	N/A

(a)Funds that invest in senior secured lending, mezzanine financing, as well as more opportunistic debt strategies such as distressed for control.

(*) Evergreen Fund Investments and Business Development Companies do not have fixed contractual lives. Years shown above are reflective of the remaining lives of Primary Private Investment Funds and Secondary Private Investment Funds that have fixed contractual lives.

Private loans purchased directly by the Fund may be structured to include both term loans—which may be fully funded at the time of investment or at a later date (i.e., delayed draw term loans)—and revolving credit facilities, which provide borrowers with ongoing access to capital, allowing multiple borrowings and repayments within the committed limit over the term of the facility. Revolving credit facilities and delayed draw term loans may obligate the Fund to supply additional capital to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. Commitment fees are processed as income when received and are part of the interest income in the Consolidated Statement of Operations.

Notes to Consolidated Financial Statements (continued)

As of March 31, 2026, the Fund’s unfunded commitments from revolving credit facilities and delayed draw term loans consisted of the following:

Portfolio Company Name	Investment Type	Commitment Type	Unfunded Commitments

AIS Holdco, LLC	First Lien Senior Secured	Revolving Credit Facility	$202,156

Sequoia Financial Group, LLC	First Lien Senior Secured	Revolving Credit Facility	1,304,348

Roman New Bidco Limited	First Lien Senior Secured	Delayed Draw Term Loan	5,823,840

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales/distributions of securities (excluding short-term and U.S. Government obligations) for the fiscal year ended March 31, 2026 were $659,923,402 and $150,154,077, respectively. There were no purchases or sales of U.S. Government obligations for the Fund.

5. FOREIGN SECURITIES

The Fund invests in Investment Funds and certain co-investments of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

6. SEGMENT REPORTING

The Fund operates through a single operating and reporting segment to achieve its investment objective as reflected in the Fund’s prospectus. The Chief Operating Decision Makers (“CODM”) are the Fund’s president, chief financial officer, and senior management at the Investment Manager. The CODM assesses the performance and makes operating decisions for the Fund primarily based on the Fund’s changes in net assets resulting from operations. In addition to other factors and metrics, the CODM utilizes the Fund’s net assets, total return, and ratios of net and gross expenses to average net assets as key metrics in reviewing the performance of the Fund. As the Fund’s operations comprise a single reporting segment, the segment assets are reflected on the accompanying Consolidated Statement of Assets and Liabilities as “Total assets” and the significant segment expenses are listed on the Consolidated Statement of Operations.

7. COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which may provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8. CREDIT AGREEMENT

The Fund has entered into a Credit Agreement (the “Credit Agreement”) in the amount of $360 million (the “Committed Loan Amount”) to satisfy repurchase requests, to meet capital calls and cover unfunded commitments, and to otherwise provide the Fund with temporary liquidity. The revolving line of credit is secured by assets of the Corporate Subsidiary and Lead Fund.

Prior to September 15, 2025, the committed loan amount was $125 million. The interest rate on outstanding loans was equal to the Secured Overnight Financing Rate (“SOFR”), plus 3.25% per annum, or 2.85% per annum any time the Fund’s assets exceeded $500 million. The Fund paid (i) a blended commitment fee of 0.78% on the unused commitment, (ii) a structuring fee and upfront fee equal to 0.15% and 0.45%, respectively, of the Committed Loan Amount, and (iii) other professional fees associated with the credit agreement. On September 15, 2025, the agreement governing the credit facility was amended to, among other changes, increase the committed loan amount to $300 million through syndication with additional lenders. Under the amended agreement, the interest rate on outstanding loans is equal to SOFR, plus 2.85%. The Fund pays (i) a blended commitment fee of 0.88% on the unused commitment, (ii) a structuring fee equal to 0.20% and an upfront fee to lenders ranging from 0.25% to 0.60% of the Committed Loan Amount, which is prorated if the credit agreement is amended to extend the maturity date, and (iii) an annual agency fee of $50,000 plus $5,000 per lender party to the credit agreement or $10,000 per new lender (collectively, the “Credit Facility Fees”). On December 12, 2025, the committed loan amount under the credit facility was further increased to $360 million through syndication with an additional lender.

The upfront fee, structuring fee, and professional fees associated with the credit facility, are deferred and amortized over the term of the Credit Agreement. The commitment fees are expensed over the term of the Credit Agreement on a straight-line basis. The Credit Facility Fees are reflected as “credit facility fees” on the Consolidated Statement of Operations. Any interest incurred on the line of credit utilized is included in the Consolidated Statement of Operations as interest expense. For the fiscal year ended March 31, 2026, the Fund did not utilize the line of credit.

Notes to Consolidated Financial Statements (continued)

9. FINANCIAL AND OTHER RISK FACTORS

An investment in the Fund involves significant risks, including industry risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment.

Under normal market conditions, the Fund expects to primarily invest directly or indirectly in debt and debt-related securities. One of the fundamental risks associated with such investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Adverse changes in the financial condition of an issuer or in general economic conditions (or both) may impair the ability of such issuer to make such payments and result in defaults on, and declines in, the value of its debt. The Fund’s return to shareholders would be adversely impacted if an issuer of debt securities in which the Fund invests becomes unable to make such payments when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, may result in, among other things, supply chain disruptions, geopolitical risk and economic sanctions that can disrupt global economies and financial markets. Economic sanctions against a particular country or countries, organizations, entities and/or individuals (such as sanctions imposed against Russia, Russian entities and Russian individuals in connection with Russia’s military action in Ukraine) may have significant implications around the world. The Fund is unable to predict the full impact that these events will have on the values and liquidity of the Fund and its underlying portfolio investments, and consequently, the Fund’s performance.

Shares in the Fund provide limited liquidity because the amount and timing of the Fund’s quarterly repurchases of Shares are subject to approval of the Fund’s Board. Therefore, an investment in the Fund is suitable only for investors who can bear the risks associated with limited liquidity of their investments and an investment in the Fund should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met. A discussion of the risks associated with an investment in the Fund is provided in the Fund’s Prospectus and Statement of Additional Information.

10. SUBSEQUENT EVENTS

Subsequent events after March 31, 2026, have been evaluated through the date at which the consolidated financial statements were issued and the Fund has determined that no material events or transactions occurred except that, on April 28, 2026, the Fund borrowed $30 million of the Committed Loan Amount under the credit facility and on May 13, 2026, the Fund repaid $22 million of the outstanding principal balance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of AMG Pantheon Credit Solutions Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AMG Pantheon Credit Solutions Fund (the Fund), including the consolidated schedule of portfolio investments, as of March 31, 2026, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the periods indicated therein. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Such procedures also included confirmation of investments owned as of March 31, 2026, by correspondence with custodians, general partners or managers of underlying investments, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more AMG Funds since 2021.

New York, New York

May 29, 2026

Other Tax Information (unaudited)

TAX INFORMATION

AMG Pantheon Credit Solutions Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2024/2025 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the calendar year.

Pursuant to section 852 of the Internal Revenue Code of 1986, as amended, AMG Pantheon Credit Solutions Fund hereby designates $0 as a capital gain distribution with respect to the taxable year ended September 30, 2025, or if subsequently determined to be different, the net capital gains of such year.

AMG Pantheon Credit Solutions Fund Trustees and Officers (unaudited)

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 680 Washington Blvd., Suite 500, Stamford, CT. 06901.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Officers of the Fund are elected by the Trustees annually. Each Officer holds office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2025	Jill R. Cuniff, 61
• Oversees 40 Funds in Fund Complex

Retired (2016-Present); Member of Board of Governors and Investment Committee, Montana State University Alumni Foundation (2015-2021, 2023-Present); President & Portfolio Manager, Edge Asset Management (2009-2016); President & Chief Investment Officer, Morley Financial Services (2001-2009); President, Union Bond & Trust Company (2001-2009); Director of Harding Loevner Funds, Inc. (6 portfolios) (2018-Present).

• Trustee since 2024	Kurt A. Keilhacker, 62
• Oversees 40 Funds in Fund Complex

Managing Partner, Elementum Ventures (2013-Present); Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Adjunct Professor, University of San Francisco (2022-Present); Trustee, Wheaton College (2018-Present); Director, Wheaton College Trust Company, N.A. (2018-2024).

• Trustee since 2025 • Oversees 40 Funds in Fund Complex

Peter W. MacEwen, 61

Private investor (2019-Present); Affiliated Managers Group, Inc. (2003-2018): Chief Administrative Officer, Office of the CEO (2013-2018); Senior Vice President, Finance (2007-2013); Vice President, Finance (2003-2007); Trustee, John Hancock Comvest Private Income Fund (2023-Present).

• Independent Chairman	Eric Rakowski, 67
• Trustee since 2024 • Oversees 40 Funds in Fund Complex

Professor of Law (Emeritus), University of California at Berkeley School of Law (1990-Present); Tax Attorney at Davis Polk & Wardwell and clerked for Judge Harry T. Edwards of the U.S. Court of Appeals for the District of Columbia Circuit and for Justice William J. Brennan Jr. of the

U.S. Supreme Court; Trustee of Parnassus Funds (4 portfolios) (2021-Present); Trustee of Parnassus Funds II (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios) (2008-Present); Trustee of John Hancock Comvest Private Income Fund (2023-Present); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019).

• Trustee since 2024	Victoria L. Sassine, 60
• Oversees 40 Funds in Fund Complex

Trustee, University of California San Diego School of Business (2025-Present); Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-2025); Chairperson, Board of Directors, Business Management Associates (2018-2019).

Interested Trustee

The Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2023	Garret W. Weston, 44
• Oversees 40 Funds in Fund Complex

Affiliated Managers Group, Inc. (2008-Present): Managing Director, Head of Global Strategic Partnerships (2025-Present), Managing Director, Head of Affiliate Product Strategy and Development (2023-2025), Managing Director, Co-Head of Affiliate Engagement, Distribution (2021-2022), Senior Vice President, Office of the CEO (2019-2021), Senior Vice President, Affiliate Development (2016-2019), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2008-2015); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006).

AMG Pantheon Credit Solutions Fund Trustees and Officers (unaudited) (continued)

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2024 • Principal Executive Officer since 2024 • Chief Executive Officer since 2024 • Chief Operating Officer since 2024

Keitha L. Kinne, 67

Managing Director, Head of Platform and Operations, AMG Funds LLC (2023-Present); Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2018-Present); Chief Operating Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2014-Present); President, Chief Executive Officer, Principal Executive Officer, and Chief Operating Officer, AMG Pantheon Infrastructure Fund, LLC (2025-Present); President, Chief Executive Officer, Principal Executive Officer, and Chief Operating Officer, AMG BBH Asset-Backed Credit Fund, LLC (2026-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds III, AMG Funds IV and AMG ETF Trust (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds III, and AMG ETF Trust (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds III and AMG ETF Trust (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary and Chief Legal Officer since 2024

Mark J. Duggan, 61

Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2015-Present); Secretary and Chief Legal Officer, AMG Pantheon Infrastructure Fund, LLC (2025-Present); Secretary and Chief Legal Officer, AMG BBH Asset-Backed Credit Fund, LLC (2026-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds III, AMG Funds IV and AMG ETF Trust (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Treasurer since 2024 • Principal Financial Officer since 2024 • Principal Accounting Officer since 2024

Thomas G. Disbrow, 60

Managing Director, Platform and Operations, AMG Funds LLC (2025-Present); Treasurer, Principal Financial Officer, and Principal Accounting Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2017-Present); Treasurer, Principal Financial Officer, and Principal Accounting Officer, AMG Pantheon Infrastructure Fund, LLC (2025-Present); Treasurer, Principal Financial Officer, and Principal Accounting Officer, AMG BBH Asset-Backed Credit Fund, LLC (2026-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds III, AMG Funds IV and AMG ETF Trust (2017-Present); Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-2025); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2024

John A. Starace, 55

Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2017-Present); Deputy Treasurer, AMG Pantheon Infrastructure Fund, LLC (2025-Present); Deputy Treasurer, AMG BBH Asset-Backed Credit Fund, LLC (2026-Present); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds III, AMG Funds IV and AMG ETF Trust (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2024; Anti-Money Laundering Compliance Officer since 2024

Patrick J. Spellman, 52

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2019-Present); Anti-Money Laundering Compliance Officer, AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC (2022-Present); Chief Compliance Officer, Sarbanes-Oxley Code of Ethics Compliance Officer, and Anti-Money Laundering Compliance Officer, AMG Pantheon Infrastructure Fund, LLC (2025-Present); Chief Compliance Officer, Sarbanes-Oxley Code of Ethics Compliance Officer, and Anti-Money Laundering Compliance Officer, AMG BBH Asset-Backed Credit Fund, LLC (2026-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds III, AMG Funds IV and AMG ETF Trust (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds III, and AMG ETF Trust (2014-2019; 2022-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-2019; 2022-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Executive Vice President since 2025

Jeff Miller, 54

Executive Vice President, AMG Pantheon Fund, LLC, AMG Pantheon Master Fund, LLC and AMG Pantheon Infrastructure Fund, LLC (2025-Present); Chief Investment Officer and Global Head of Private Equity, Pantheon Ventures (US) LP (2024-Present); Head of Private Equity (2022-2024); Global Head of Co-Investments, Pantheon Ventures (US) LP (2020-2022); Partner, Pantheon Ventures (US) LP (2014-Present); Principal Member, Pantheon Ventures (US) LP (2012-2014); Principal, Pantheon Ventures (US) LP (2008-2012); Principal, Allied Capital (2004-2008), Vice President, Lehman Brothers Investment Banking Division (2000-2004).

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Important Information About This Report

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539 – From 8:00 AM to 5:00 PM EST. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

A description of the policies and procedures that the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539 – From 8:00 AM to 5:00 PM EST, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding the Fund’s proxy voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 800.548.4539; (ii) on the Fund’s website at wealth.amg.com; and (iii) on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at www.sec.gov. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semiannual report or annual report, please visit wealth.amg.com.

wealth.amg.com	033126 AR091

(b) Not applicable.

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Ms. Victoria Sassine qualifies as an Audit Committee Financial Expert. Ms. Sassine is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Fund’s independent registered public accounting firm, KPMG LLP (“KPMG”), for the Fund’s two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”), were as follows:

	Fiscal 2026	Fiscal 2025
AMG Pantheon Credit Solutions Fund	$395,000	$255,500

(b)	Audit-Related Fees

There were no fees billed by KPMG to the Fund in its two most recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by KPMG for engagements related directly to the operations and financial reporting of any Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with the Fund’s investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by KPMG to the Fund for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2026	Fiscal 2025
AMG Pantheon Credit Solutions Fund	$0	$0

For the Fund’s two most recent fiscal years, Tax Fees billed by KPMG for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund were $0 for fiscal 2026 and $0 for fiscal 2025.

The services for which Tax Fees were charged comprise all services performed by professional staff in KPMG’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by KPMG to the Fund for all other non-audit services (“Other Fees”) during the Fund’s two most recent fiscal years. During the same period, there were no Other Fees billed by KPMG for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

(e)(1) According to policies adopted by the Audit Committee, services provided by the Fund’s independent registered public accounting firm to the Fund must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that the Fund’s independent registered public accounting firm may perform for the Fund without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by the Fund’s independent registered public accounting firm to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Fund. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of the independent registered public accounting firm to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by KPMG in 2026 and 2025 for non-audit services rendered to the Fund and Fund Service Providers were $678,228 and $347,752, respectively. For the fiscal year ended March 31, 2026, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $678,228 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund. For the fiscal year ended March 31, 2025, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $347,752 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

(i) Not applicable.

(j) Not applicable.

Item 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.  INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the Report to Shareholders contained in Item 1(a) hereof.

Item 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a closed-end fund.

Item 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Not applicable.

Item 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Policy

Last Reviewed April 2025

Overview and Policies

Pantheon Group1 (“Pantheon”) has adopted and implemented written policies and procedures reasonably designed to ensure that Pantheon applies a sufficient duty of care and acts in the best interest of its clients when exercising voting authority on behalf of its clients.2 The following policies and procedures address instances where Pantheon is asked to (1) vote with respect to a directly held underlying portfolio company security or exchange-traded funds (“ETFs”) held by certain Pantheon-managed SEC registered investment companies; (2) vote, approve or consent to an action with respect to an underlying fund investment (e.g., amending a Limited Partnership Agreement) on behalf of its clients; or (3) vote with respect to ETFs held by Pantheon managed collective investment trusts. To the extent that Pantheon holds other types of investments in the future, these policies and procedures will be amended accordingly. For purposes of these policies and procedures, “clients” refer to Pantheon’s funds-of-funds and separate account clients.

1 Pantheon Group refers to Pantheon Holdings Limited, Pantheon Ventures, Inc., Pantheon Capital (Asia) Limited, Pantheon Ventures (UK) LLP, Pantheon Ventures (US) LP, Pantheon Infra Advisors LLC, Pantheon Ventures (Singapore) Pte. Ltd., Pantheon Ventures (Ireland) DAC and each of their respective subsidiaries and subsidiary undertakings, from time to time, including any successor or assign of any of the foregoing entities for so long as such successor or assign is directly or indirectly a subsidiary or subsidiary undertaking of a holding company or parent undertaking of any of the foregoing entities or is controlled by any person or persons which control(s) any of the foregoing entities.

2 SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”).

The best interest of each client shall be the primary consideration when voting on behalf of clients. Each issue shall receive individual consideration based on all relevant facts and circumstances. Exhibits A and B attached hereto contain Pantheon’s Proxy Voting Guidelines for directly held portfolio company securities, ETFs held by certain Pantheon-managed SEC registered investment companies and underlying fund investments. ETF proposals for Pantheon managed collective investment trusts and other proposals not specifically addressed by Pantheon’s guidelines are evaluated on a case-by-case basis, taking into account State Street Global Advisors’ Proxy Voting and Engagement Guidelines (“SSgA Guidelines”) or such other providers’ proxy voting policies and keeping in mind that the objective is to vote in the best interest of each client.

With respect to ERISA accounts, it is Pantheon’s policy to fully comply with all ERISA provisions regarding proxy voting for ERISA accounts and to the extent possible, amend its policies and procedures from time to time to reflect the Department of Labor’s views of the proxy voting duties and obligations imposed by ERISA with respect to ERISA accounts. Pantheon shall act prudently, solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing benefits to them. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore exercised in accordance with the fiduciary duties under ERISA.

Procedures

Should Pantheon need to exercise proxy voting power with respect to a portfolio company investment or an underlying fund investment, the following steps are taken:

1.	The relationship/portfolio manager (“PM”) for the investment reviews the issue(s), consulting with other investment professionals as necessary.

2.

The PM must exercise reasonable diligence to determine whether any conflicts of interest exist between Pantheon (and its affiliates) on the one hand, and its clients, on the other hand, with respect to the issue(s). If the PM has knowledge of an actual or potential conflict of interest with respect to an issue being considered by the PM, which arises through a personal or professional (other than through employment by Pantheon) relationship, the PM will refer the issue to a Partner for action.[3] The PM has a duty to disclose any such conflicts.

3.	If a material or non-material conflict is identified, the issue must be brought to the attention of Pantheon’s Chief Compliance Officer for the appropriate jurisdiction.

4.

The best interest of the client shall be the primary consideration in the PM’s decision-making process. The PM will consult the guidelines set forth in Exhibits A and B and the SSgA Guidelines or such other providers’ proxy voting policies. Pantheon should generally vote in accordance with these guidelines, however, deviation is permissible if warranted by specific facts and circumstances of the situation, and approved by a Pantheon Partner.

5.	Pantheon’s voting recommendation is documented by the PM and approved in writing by a Partner or a designee and documentation is retained in the CAM system.

Upon request by a client, Pantheon shall provide the client a copy of its guidelines and/or information on its voting record with respect to the client’s account.

Responsible Parties

3 For example, a conflict may exist if the PM has a spouse or close family member or friend who is a director or executive officer of a company whose securities are the subject of the proxy solicitation.

Pantheon’s Partners are responsible for supervising investment professionals’ overall compliance with these policies and procedures. Each PM is responsible for implementation in accordance with these policies and procedures. Pantheon’s Investment teams are responsible for executing on approved voting recommendations and for recordkeeping. Breaches of these policies and procedures shall be reported to Pantheon’s Compliance team, which is responsible for escalating the issue to Pantheon’s Partnership Board, as appropriate.

Pantheon’s Partners (or other designated senior member of the U.S. investment team) shall review these policies and procedures at least annually and work together with Pantheon’s Compliance team to update them as needed.

Recordkeeping

Pantheon maintains the following proxy records:

1.	A copy of these policies and procedures;
2.	A copy of each proxy statement the firm receives regarding client’s securities;
3.	A record of each vote cast by the firm on behalf of a client;
4.	A copy of any document created by Pantheon that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;
5.

A copy of each written client request for information on how Pantheon voted proxies on behalf of the client, and a copy of any written response by Pantheon to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section must be maintained and preserved in an easily accessible place for a period of not less than five years and kept on site for a period of not less than two years (and will be preserved for a minimum of 7 years under internal Pantheon Policy).

EXHIBIT A

PROXY VOTING GUIDELINES

FOR DIRECTLY HELD PORTFOLIO COMPANY SECURITIES AND ETFS HELD BY

PANTHEON MANAGED SEC REGISTERED INVESTMENT COMPANIES

I.   Boards of Directors

A.	Voting On Director Nominees in Uncontested and Contested Elections

Votes on director nominees are made on a case-by-case basis, examining a number of factors including but not limited to: long-term financial performance record relative to a market index; composition of board and key board committees; nominee’s attendance at meetings during the past two years; nominee’s investment in the company; whether the Chairman is also serving as CEO; qualifications of nominee; number of other board seats held by nominee and other significant duties that will impact the nominee’s time commitment to the board; and in the case of contested elections, evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met.

B.	Chairman and CEO are the Same Person

Pantheon votes on a case-by-case basis on proposals that would require the positions of chairman and CEO to be held by different persons. In general, proposals are supported that seek different persons to serve as the Chairman and CEO.

C.	Majority of Independent Directors

Proposals that request that the board be comprised of a majority of independent directors are evaluated on a case-by-case basis. In general, proposals are supported that seek to require that a majority of directors be independent.

D.	Stock Ownership Requirements

Pantheon votes against proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

Pantheon votes against proposals to limit the tenure of directors. Pantheon believes that a director’s qualification, not length of service, should be the only factor considered.

F.	Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

Generally, Pantheon will vote for indemnification provisions that are in accordance with state law. Pantheon will vote for proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. Pantheon will vote for proposals that expand coverage for directors and officers in the event their legal defense is unsuccessful but where the director was found to have acted in good faith and in the best interests of the company. Pantheon will vote against indemnification for gross negligence.

II.  Executive and Director Compensation

In general, executive and director compensation plans are voted on a case-by-case basis, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value. Compensation plans should include clear performance goals related to the company’s short term and especially long-term performance.

A.	Proposals to Limit Executive and Director Pay

All proposals that seek to limit executive and director pay are reviewed on a case-by-case basis.

B.	Golden and Tin Parachutes

All proposals to ratify or cancel golden or tin parachutes are reviewed on a case-by-case basis.

C.	Employee Stock Ownership Plans (“ESOPs”)

Pantheon votes for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

D.	401(k) Employee Benefit Plans

Proposals to implement a 401(k) savings plan for employees are reviewed on a case-by-case basis.

III.  Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

Pantheon votes against proposals to classify the board. Pantheon votes for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

Pantheon votes against proposals that provide that directors may be removed only for cause. Pantheon will vote for proposals to restore shareholder ability to remove directors with or without cause. Pantheon will vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Pantheon will vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

Pantheon votes for proposals to permit cumulative voting.

D.	Shareholder Ability to Call Special Meetings

Pantheon votes against proposals to restrict or prohibit shareholder ability to call special meetings. Pantheon votes for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

Pantheon votes for proposals to allow shareholders to take action by written consent.

F.	Shareholder Ability to Alter the Size of the Board

Pantheon votes against proposals that give management the ability to alter the size of the board without shareholder approval. Proposals to change the number of directors are considered on a case-by-case basis.

IV.   Tender Offer Defenses

A.	Poison Pills

Pantheon votes for proposals that ask a company to submit its poison pill for shareholder ratification. Pantheon votes against proposals to ratify a poison pill.

B.	Fair Price Provisions

A Fair Price Provision in the company’s charter or by-laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the Board. Pantheon will consider fair price provisions on a case-by-case basis.

C.	Greenmail

Greenmail, commonly referred to as “legal corporate blackmail”, are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company’s stock. Pantheon will vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Pantheon reviews on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Unequal Voting Rights

Proposals seeking shareholder approval for the issuance of stock with unequal voting rights generally are used as an anti-takeover devices. Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. Pantheon votes against proposals granting unequal voting rights.

E.	Supermajority Amendments

In most instances, Pantheon will vote against these proposals for supermajority vote requirements and will vote for shareholder proposals that seek to reinstate the simple majority vote requirement.

V.   Miscellaneous Governance Provisions

A.	Equal Access

Pantheon votes for proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

B.	Bundled Proposals

Pantheon does not generally support proposals that “link” or “bundle” two elements or issues together in one and prefer to see each submitted separately, but reviews such items on a case-by-case basis.

VI.  Capital Structure

A.	Common Stock Authorization

Pantheon reviews on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.	Stock Distributions: Splits and Dividends

Pantheon reviews proposals to increase common share authorization for a stock split on a case-by-case basis.

C.	Reverse Stock Splits

Pantheon reviews proposals to implement a reverse stock split on a case-by-case basis.

D.	Blank Check Preferred Authorization

Pantheon votes for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Pantheon reviews on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights. Pantheon reviews on a case-by-case basis proposals to increase the number of authorized blank check preferred shares.

E.	Share Repurchase Programs

Pantheon votes for proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

VII.   State of Incorporation

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII. Ratifying Auditors

Pantheon generally votes for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

IX.  Social Responsibility, Environmental and Political Issues

Pantheon assesses proposals involving social responsibility, environmental and political issues on a case-by-case basis. With respect to ERISA accounts, the consideration must be based on factors in line with DOL guidance and/or particular state pension plan regulation, as applicable, that are reasonably determined to be in the best interest of the clients.

EXHIBIT B

PROXY VOTING GUIDELINES

FOR UNDERLYING FUND INVESTMENTS

I.   Boards of Directors

See Proxy Voting Guidelines for Directly Held Portfolio Company Securities.

II.   Company Management

A.	General Partner/Manager Replacement

Pantheon generally votes for proposals to replace management in for cause situations. Other situations are considered on a case-by-case basis.

B.	General Partner/Manager Resource Allocation

Pantheon votes against proposals that divert or create competition for the resources of the General Partner or the Manager of the fund.

C.	Transfer of General Partner’s/Manager’s Interest

Pantheon considers management proposals on a case-by-case basis that request approval to sell, assign, or transfer the interest of the General Partner or key management team to a third party.

III.  Capital Structure

A.	Capitalization Process

For closed-end funds, Pantheon will consider extensions to the period for raising capital if the General Partner can demonstrate that a larger fund benefits investors or is counteracted by an increased transaction pipeline and an adequate resource commitment to managing the additional capital.

B.	Debt

Changes to pre-specified limits and guidelines on fund borrowing, including lines of credit, will be considered on a case-by-case basis.

IV.   Fund Operations

A.	Investment Period

Pantheon generally votes for proposals to terminate the investment period if key management personnel change without adequate replacement or if the fund’s strategy is no longer viable. Other situations are considered on a case-by-case basis.

B.	Term

Extensions or premature termination of a closed-end fund will be considered on a case-by-case basis considering the impact on value of shareholders/partners investments.

C.	Diversification/Investment Limitations

Changes to diversification/investment limits will be considered on a case-by-case basis.

D.	Affiliate Transactions

Pantheon considers affiliate transactions on a case-by-case basis.

E.	Distributions In Kind

Pantheon will consider proposals to make Distributions in Kind on a case-by-case basis, although Pantheon would generally support distributions of freely tradable publicly traded securities.

V.   Fund Restructurings

Pantheon considers on a case-by-case basis those transactions whereby a fund (using all or a portion of its assets) seeks to become publicly owned or seeks to merge with another private entity. With the assistance of consultants and advisors, Pantheon will evaluate whether the transaction is in the long-term best economic interest of the investors or whether it is designed to further the interests of current management at a cost to investors.

In addition to economic analyses, Pantheon will consider whether: (a) other potential bidders have had an opportunity to investigate the company and make competing bids; (b) management has used a “lockup” device that prevented third party bidders from competing fairly; or (c) management with a controlling interest is willing to match or exceed competing offers. Pantheon will also consider whether a “fairness opinion” has been issued and, if so, on what terms the provider of the opinion was retained. Finally, Pantheon will weigh governance issues to ensure that shareholder rights are not destroyed.

If the evaluation indicates that management is not pursuing fully the shareholders’ interests, Pantheon will not support the proposal. If the evaluation indicates that management has pursued the interests of shareholders in seeking to maximize the value, Pantheon will support the proposal.

Item 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

    Jeff Miller. Jeff joined Pantheon in 2008. Prior to joining Pantheon, Jeff was a principal at Allied Capital. Previously, Jeff was a vice president in Lehman Brothers’ investment banking division. Jeff holds a BA in Economics and Mathematics from Gustavus Adolphus College and a MBA from Northwestern University. Jeff is a CFA Charterholder. Jeff is based in San Francisco and has served as a portfolio manager of the Fund since February 2019.

    Rakesh (Rick) Jain. Rick joined Pantheon in 2019. Prior to joining Pantheon, Rick was managing director and an investment committee member at Star Mountain, where he led the direct investment business. Rick previously held several senior principal investment positions across asset managers and boutique investment firms including Citigroup, Stone Tower Equity Partners and Green

Brook Capital Management. Rick received a Bcom in Economic and Finance from McGill University. Rick is based in New York and has served as a portfolio manager of the Fund since June 2023.

      Toni Vainio. Toni joined Pantheon in 2010. Toni is a Partner in Pantheon’s Global Private Credit Investment and European Investment Teams. He previously worked in the private markets team at Cambridge Associates, where he advised institutional investors on their private market investment programs and conducted research and due diligence on private market funds, managers, and markets. Toni has an MPhil in economics from the University of Oxford and a BEng in engineering with business finance, which was jointly taught at University College London and the London School of Economics and Political Science. He is fluent in Finnish, Spanish and English.

The following tables list the number and types of accounts, other than the Fund, managed by the Fund’s portfolio managers and estimated assets under management in those accounts, as of September 30, 2025.

Portfolio manager	Registered investment companies managed		Other pooled investment vehicles managed (world- wide)		Other accounts (world-wide)
	Number of accounts	Total assets (in billions)	Number of accounts	Total assets (in billions)	Number of accounts	Total assets (in billions)
Rick Jain	1	$6.23	138	$62.15	106	$32.58
Jeff Miller	2	$6.23	138	$62.15	106	$32.58
Toni Vainio	0	$0	77	$41.49	25	$9.27

Portfolio manager	Registered investment companies managed for which the Adviser receives a performance-based fee		Other pooled investment vehicles managed (world- wide) for which the Adviser receives a performance-based fee		Other accounts (world- wide) for which the Adviser receives a performance-based fee
	Number of accounts	Total assets (in billions)	Number of accounts	Total assets (in billions)	Number of accounts	Total assets (in billions)
Rick Jain	0	$0	82	$37.93	69	$22.82
Jeff Miller	0	$0	82	$37.93	69	$22.82
Toni Vainio	0	$0	39	$23.27	18	$7.66

As of March 31, 2026, the portfolio managers’ ownership of the Fund was as follows:

Mr. Jain: $500,001–$1,000,000

Mr. Miller: $100,001 - $500,000

Mr. Vainio: None

Subject to available Pantheon profits, the compensation of each portfolio manager is typically comprised of a fixed annual distribution, a potential distribution determined by reference to the revenues of Pantheon, and potentially an annual supplemental distribution from surplus profits of Pantheon awarded at the discretion of Pantheon Ventures (UK) LLP. Such amounts are payable by Pantheon and not by the Fund. In addition, each portfolio manager may be eligible to receive a share of any performance fees or carried interest earned by Pantheon in any given year.

Item 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. CONTROLS AND PROCEDURES

  (a)     The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

  (b)     There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

Item 19. EXHIBITS

(a)(1)      Any Code of Ethics or amendments hereto – Filed herewith.

(a)(2)      Not applicable.

(a)(3)      Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(4)      Not applicable.

(a)(5)      Not applicable.

(b)        Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG PANTHEON CREDIT SOLUTIONS FUND

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	June 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	June 9, 2026

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	June 9, 2026